Exhibit 99.1

                                     TOYOTA
                               FINANCIAL SERVICES

                     Presentation to Fixed Income Investors

                                 November 2010

 Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

                                                                               2

 Toyota's Global Businesses
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                                                                               3

 TMC Consolidated Financial Results

                                           Six Months
                    Fiscal Year Ended      Ended
                    March 31,              September 30,
(JPY billions)      2009        2010       2010
Net Revenues     20,529.5   18,950.9       9,678.4
Operating Income   (461.0)     147.5         323.1
Net Income(Loss)   (437.0)     209.4         289.1

Sources: Toyota Motor Corporation 2010 Year-End Press Meeting and FY 2011 Second
Quarter Press Meeting

                                                                               4

 TMC Consolidated Balance Sheet

                                    FY2010
(JPY billions)                      As of March 31, 2010
Current assets                             13,073.6
Noncurrent finance receivables, net         5,630.7
Investment and other assets                 4,934.1
Property, plant and equipment, net          6,710.9
                                           --------
Total Assets                               30,349.3
                                           --------
Liabilities                                19,418.8
Shareholders' equity                       10,930.4
                                           --------
Total Liabilities and Shareholders' Equity 30,349.3
                                           --------
Source: Toyota Motor Corporation FY2010 Financial Summary

                                                                               5

 TFS Group Global Presence

33 Countries and Regions Worldwide
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                                                                               6

 Toyota Motor Credit Corporation (TMCC)

                            Organizational Structure

                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

[] 4.0  million active finance contracts (1)

[] AA (neg) /Aa2 (neg) rated captive finance company

[] Credit support agreement structure with TFSC/TMC

(1) As of September 30, 2010

                                                                               7

 Credit Support Agreements

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000

     --   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

     --   Same key features as TFSC/TMCC credit support agreement

     --   TMC will cause TFSC to maintain a tangible net worth of at least
          JPY10mm

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper.

                                                                               8

 TMCC Products and Services

Consumer  Dealer              Commercial            Insurance
Finance   Finance             Finance
[] Retail [] Wholesale        [] Forklift           [] Service Agmts
[] Lease  [] Real Estate      [] Hino Medium Duty   [] Ext. Warranty
          [] Working Capital  [] Class 8 Heavy Duty [] Guaranteed Auto
          [] Revolving Credit [] Retail             Protection
          Lines               [] Lease              [] Roadside Assistance

                                                                               9

 TMCC Financial Performance - Select Data

                                                              Six Months
                             Fiscal Year Ended March 31,           Ended
                                                            September 30,
(USD Millions)              2007     2008      2009   2010          2010
--------------------------------------------------------------------------
Total Financing Revenues   6,710    8,192     8,800  8,163         4,056
 add: Other Income           586      686       432    680           344
 less: Interest Expense    5,335    7,450     7,132  5,587         2,719
 and depreciation
Net Financing Revenues     1,961    1,428     2,100  3,256         1,681
 and Other Revenues
Net Income (Loss)            434    (223)     (623)  1,063           839

Sources:TMCC March 31, 2010 10-K and September 30, 2010 10-Q

                                                                              10

 TMCC Earning Asset Composition
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Note: Segments may not sum to total due to rounding

Sources TMCC March 31, 2009 10-K, March31, 2010 10-K and September30, 2010 10-Q

                                                                              11

 Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections

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                                                                              12

TMCC Financial Performance - Select Data

(USD Millions)	Fiscal Year Ended March 31, 2007	2008	2009	2010	Six Months Ended September 30, 2010
Over 60 Days Delinquent (1)	0.46%	0.59%	0.68%	0.44%	0.42%
Allowance for Credit Losses (1) (2)	0.85%	0.97%	2.51%	2.31%	1.55%
Net Credit Losses (3)	0.64%	0.91%	1.37%	1.03%	0.57%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Sources: *TMCC March 31, 2009 10-K, March 31, 2010 10-K and September 30, 2010 10-Q*

13

Improved Credit Performance

                      Unemployment Rate vs. TFS Loss Rate
                               [GRAPHIC OMITTED]

Sources: Company Reports and Federal Reserve Bank of St. Louis

                                                                              14

 TMCC Funding Programs

                                                                              15

 Exceptional Liquidity

[]   A-1+/P-1 Direct Commercial Paper Program

[]   Backed by USD 13 billion multi-party back-stop credit facilities (USD 5 billion 364-day; USD 8 billion 5-year)

[]   USD 5.6 billion Short-term Investment Portfolio*

[]   Over USD 35 billion in salable retail loan receivables

[]   Access to various domestic and international term markets

[]   Billions of additional capacity in Global Benchmark Markets

[]   Inter-company lending infrastructure

[]   Credit Support Agreements: TMCC []TFSC []TMC

* Average balance for three months ended September 30, 2010
Source: TMCC September30, 2010 10-Q

                                                                              16

 TMCC Funding Program Objectives

[]   TMCC is committed to:

     --   Maintaining funding diversity and exceptional liquidity

     --   Issuing into strong demand with attractive deals

     --   Identifying and developing new markets and investor relationships

     --   Responding quickly to opportunities with best-in-class execution

                                                                              17

 Diversity in Debt Offerings

Term Debt Outstanding
                               [GRAPHIC OMITTED]

As of September 30, 2010
Source:Company Reports

                                                                              18

 Funding Flexibility

              Focus on More Diverse Maturities in USD Issuance (1)
                               [GRAPHIC OMITTED]

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

(2) As of October 31, 2010

Source:Company Reports

                                                                              19

 Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

     --   Diversification in bond offerings

     --   Focus on proactively meeting needs of market

     --   Strong emphasis placed on flexibility and responsiveness

                                                                              20

                                     TOYOTA
                               FINANCIAL SERVICES